                               AMENDMENT NO. 11 TO
                           LOAN AND SECURITY AGREEMENT



          AMENDMENT NO. 11, dated as of October 16, 1995 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 (collectively, the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

          WHEREAS, the Borrowers have advised the Agent and the Lenders that Penn Traffic intends to enter into an arrangement with Jubilee Limited Partnership ("JUBILEE") whereby Jubilee will advance to Penn Traffic a sum of money against the liquidation of the inventory in nine (9) Harts stores with a book value of approximately $15,000,000 (the "HARTS ASSETS") in connection with the shutdown of the stand-alone Harts general merchandise stores and will then sell such inventory as Penn Traffic's agent (the "HARTS LIQUIDATION TRANSACTION");

          WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement in order (i) to permit Penn Traffic to enter into and perform its obligations under the Harts Liquidation Transaction and (ii) to make certain other amendments to the Loan Agreement;

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

               (i) Article One of the Loan Agreement is hereby amended by adding the following definition of "Harts Liquidation Transaction":

                         "'HARTS LIQUIDATION TRANSACTION' means the arrangement
between Penn Traffic and Jubilee Limited Partnership ("JUBILEE") whereby Jubilee will advance to Penn Traffic a sum of money against the liquidation of inventory in nine (9) Harts stores with a book value of approximately $15,000,000 (the "HARTS ASSETS") in connection with the shutdown of the stand-alone Harts general merchandise stores and will then sell such inventory as Penn Traffic's agent; PROVIDED, HOWEVER, that such Harts Liquidation Transaction shall be fully consummated in fiscal year 1996 and PROVIDED, FURTHER, that Penn Traffic shall receive an advance (the "Initial Advance") of at least $7,200,000 with respect to such Harts Assets prior to the release by the Agent of any security interest with respect to such Hart Assets; PROVIDED, FURTHER, that Penn Traffic shall have received an aggregate advance of at least $9,000,000 with respect to such Hart Assets within two weeks from the date of the Initial Advance; and PROVIDED, FURTHER, that in no event shall Penn Traffic be required to return any amount to Jubilee or any other person if the effect thereof would be to reduce the aggregate amount of the foregoing aggregate advance to less than $9,000,000."

          (ii) Section 1 of the Loan Agreement is further amended by (a) deleting the word "and" immediately prior to clause (l) in the definition of "Permitted Liens"; and (b) deleting the period at the end of clause (l) of such definition and substituting therefor the following:

               "; (m) on and after the date of the receipt by Penn Traffic of the Initial Advance (as defined in the definition of Harts Liquidation Transaction as contained in this Agreement), Liens in the Harts Assets (as defined in the definition of Harts Liquidation Transaction) granted pursuant to the Harts Liquidation Transaction".

               (iii)     Section 10.5 of the Loan Agreement is hereby amended by
          (x) deleting the words "no longer used or useful in the business of " in clause (e) thereof and by substituting therefor the word "by" and
          (y) deleting Section 10.5(f) thereof and by substituting, in lieu thereof, the following:

                    "(f) a sale of Qualified Real Property as part of a Sale/Leaseback Transaction, a sale of other Property as part of a Sale/Leaseback Transaction permitted under Section 10.14 of this Agreement, and the Harts Liquidation Transaction;"

               (iv) Section 10.14 of the Loan Agreement is hereby amended by deleting Section 10.14(b) thereto in its entirety and by substituting, in lieu thereof, the following:

                    "(b) Equipment acquired by a Borrower or a PT Stores Subsidiary after the date hereof in anticipation of entering into a Sale and leaseback Transaction with respect thereto, PROVIDED, HOWEVER, that such Sale and Leaseback Transaction is consummated within 180 days after the subject Equipment is acquired, and that the aggregate amount of the Net Proceeds received by all Borrowers and PT Stores Subsidiaries from such Sale and Leaseback Transactions in any 365-day period does not exceed $20,000,000."

          2. RELEASE OF CERTAIN COLLATERAL SECURITY. As of the later of (x) the effective date of this Amendment and (y) the payment to Penn Traffic by Jubilee of an advance of at least $7,200,000 under the Harts Liquidation Transaction, the Agent hereby releases the security interest in the Harts Assets granted by the Borrowers in favor of the Agent for the benefit of the Lenders under the Loan Agreement and the other Loan Documents.

          3. DELIVERY OF CERTAIN DOCUMENTS. The Borrowers hereby agree to furnish the Agent with true and correct copies of all material documentation in connection with the Harts Liquidation Transaction promptly upon execution thereof and at such other times as Agent shall reasonably request.


          4. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

               (c) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

          5. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          6. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          7. EFFECTIVE DATE. This Agreement shall become effective upon compliance with the conditions set forth immediately below:

               (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

               (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

               (iii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

               (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

          8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.


          9. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                   BORROWERS:

                                   THE PENN TRAFFIC COMPANY


                                   By:/s/ Matt A. Fox
                                      ---------------------
                                      Title:  Vice Chairman - Finance


                                   DAIRY DELL


                                   By:/s/ Matt A. Fox
                                      ---------------------
                                      Title


                                   BIG M SUPERMARKETS, INC.


                                   By:/s/ Matt A. Fox
                                      ---------------------
                                      Title


                                   PENNY CURTISS BAKING
                                     COMPANY, INC.



                                   By:/s/ Matt A. Fox
                                      ---------------------
                                      Title

                                             LENDERS:
Commitment:  $35,000,000                     NATWEST USA CREDIT CORP.
Pro-Rata Share:  14%
Lending Office:
     175 Water Street
     New York, New York  10038               By:
                                                ---------------------
                                                Title: VP


Commitment:  $20,000,000                     NATIONAL BANK OF CANADA
Pro-Rata Share:  8%
Lending Office:
     Main Place Tower                        By:
     Suite 2540                                 ---------------------
     350 Main Street                            Title:  VP
     Buffalo, New York  14202
                                             By:
                                                ---------------------
                                                Title


Commitment:  $20,000,000                     FUJI BANK, LTD.
Pro-Rata Share:  8%
Lending Office:
     Two World Trade Center
     79th Fl.                                By:
     New York, New York  10048                  ---------------------
                                                Title: Vice President
                                                       & Manager

Commitment:  $30,000,000                     SANWA BUSINESS CREDIT
Pro-Rata Share:  12%                           CORPORATION
Lending Office:
     One South Wacker Drive
     Suite 2800
     Chicago, IL  60606                      By:
                                                ---------------------
                                                Title:  Vice President


Commitment:  $30,000,000                     BANKAMERICA
Pro-Rata Share:  12%                           BUSINESS CREDIT, INC.
Lending Office:
     40 East 52nd Street
     Second Fl.
     New York, New York  10022               By:
                                                ---------------------
                                                Title:  Senior Account Executive

Commitment:  $25,000,000                     HELLER FINANCIAL, INC.
Pro-Rata Share:  10%
Lending Office:
     101 Park Avenue, 12th Fl.
     New York, New York  10178               By:
                                                ---------------------
                                                Title:  Vice Pres.


Commitment:  $10,000,000                     IBJ SCHRODER
Pro-Rata Share:  4%                          BANK & TRUST COMPANY
Lending Office:
     One State Street
     9th Fl.
     New York, New York  10004               By:
                                                ---------------------
                                                Title:


Commitment:  $10,000,000                     MIDLANTIC BANK N.A. (formerly
Pro-Rata Share:  4%                            known as Midlantic National
Lending Office:                              Bank)
     499 Thornalle Street
     9th Fl.
     Edison, New Jersey  08837               By:
                                                ---------------------
                                                Title:  Assistant Vice President


Commitment:  $30,000,000                     MITSUBISHI TRUST AND
Pro-Rata Share:  12%                           BANKING CORPORATION
Lending Office:
     520 Madison Avenue
     25th Fl.                                By:
     New York, NY  10022                        ---------------------
                                                Title:  Senior Vice President


Commitment:  $15,000,000                     INDUSTRIAL BANK OF JAPAN,
Pro-Rata Share:  6%                            LIMITED, New York Branch
Lending Office:
     One State Street
     9th Fl.
     New York, New York 10004                By:
                                                ---------------------
                                                Title:  Senior Vice President &
                                                        Senior Manager
                                                        (BY:  Mr. ?)


Commitment:  $25,000,000                     COMPAGNIE FINANCIERE DE CIC ET
Pro-Rata Share:  10%                           DE L'UNION EUROPEENNE
Lending Office:
520 Madison Avenue
37th Floor                                   By:/s/ Brian O'Leary
New York, New York  10022                       ---------------------
                                                Title:  Vice President

                                             By:/s/ Sean Mounier
                                                ----------------------
                                                Title:  First Vice President

                                             AGENT

                                             NATWEST USA CREDIT CORP.,
                                               As Agent


                                             By:
                                                ---------------------
                                                Title:  VP